                                                                    EXHIBIT 23.5


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
ILEX Systems, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Peat Marwick LLP


Mountain View, California
January 4, 1999